UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  October 14, 2003

SONIC CORP.
 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-18859 (Commission File Number)	73-1371046 (I.R.S. Employer Identification No.)

101 Park Avenue Oklahoma City, Oklahoma (Address of Principal Executive Offices)		73102 (Zip Code)

(405) 280-7654
(Registrant’s telephone number, including area code)

Item 7.  Financial Statements and Exhibits

(c) Exhibits. 99 Press Release, dated October 14, 2003, announcing fourth quarter and fiscal year results for 2003.

Item 12.  Results of Operations and Financial Condition

On October 14, 2003, Sonic Corp. (the “Registrant”) issued a press release announcing fourth quarter and fiscal year results for 2003. The information in the press release attached hereto as Exhibit 99 is furnished pursuant to Item 12.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGISTRANT:
SONIC CORP.
Date: October 14, 2003	By:	/s/ W. SCOTT MCLAIN W. Scott McLain, Senior Vice President and Chief Financial Officer